Benefit Plans (Components of Net Periodic Benefit Cost) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
Service cost	$ 1,799	$ 1,313	$ 1,061
Interest cost	908	796	811
Amortization of prior service cost	98	98	98
Amortization of net gain	660	145	0
Total net periodic benefit cost	$ 3,465	$ 2,352	$ 1,970